4TH GRADE FILMS, INC.
                        1338 SOUTH FOOTHILL DRIVE, #163
                            SALT LAKE CITY, UT 84108


October 29, 2007

U.S. Securities and Exchange Commission
100 F Street N.E.
Washington, DC 20549


     Re: Amendment to the Registration Statement on Form 10-SB of 4th Grade Films, Inc., a Utah corporation (the "Company")

    Commission File No. 000-52825

Ladies and Gentlemen:

     Thank you for your timely review of the previously filed Registration Statement. Attached is the above-referenced amended Registration Statement, which has been prepared in response to your comment letter dated October 26, 2007. The numbered paragraphs below correspond to the paragraph numbers in your letter.

     1. The following additional disclosure has been added, see Item 2. Management's Discussion and Analysis or Plan of Operation, "Plan of Operation."

     The Company's plan of operation for the next twelve months will continue to be developed, managed and operated solely by the Company's Officers and Directors. The Company does not currenly have any employees nor does it anticipate hiring any employees over the next twelve months.

     2. The following disclosure has been added to the second paragraph of the The Plan of Operation discussion:

     (2) Commence a marketing campaign for the Company's Film. The marketing campaign will include submitting the Film to film festivals and developing relationships with independent film distributors. The Company will submit the Film into several independent film festivals to seek exposure within the independent film community. Managment has targeted approximately six film festivals throughout North America to enter the Film. Management believes that film festivals provide broad marketing exposure within the independent film community. The Company can provide no assurances that the Film will be selected to be showcased at a film festival. Furthermore,
     Management's marketing plan includes marketing the film directly to distribution entities. Currently, the Company does not have any distribution agreements established with independent film distributors, but will work to develop distribution channels throughout the next twelve months. The Company can make no assurances that the Company will be able to sell or distribute the Film. Other than submission fees to film festivals and travel expenses, the Company does not anticipate in allocating substantial monetary resources to the marketing of the Film over the next twelve months. The Company estimates the total marketing expenses for the next twelve months, including submission fees and travel expenses for the Film, will not exceed $1,000. The Company's current cash resources will be sufficient to cover the planned marketing expenses.

     In addition, I am also aware that the Division of Enforcement has access to all information provided to the staff of the Division of Corporation Finance in the review of the Company's filing or in response to the comments on the Company's filing. Furthermore the Company does not request acceleration of the effective date of it's pending registration statement.


                                           Sincerely,

                                            /S/JAMES DOOLIN
                                            James Doolin
                                            President, 4th Grade Films, Inc.